Sentinel Variable Products Trust

Supplement dated March 3, 2016

to the Prospectus dated April 30, 2015

Sentinel Variable Products Mid Cap Fund — Reorganization into the Sentinel Variable Products Small Company Fund

The Board of Trustees (the “Board”) of Sentinel Variable Products Trust (the “Trust”) has approved the reorganization (the “Reorganization”) of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”),a series of the Trust, into the Sentinel Variable Products Small Company Fund (the “Small Company Fund”), also a series of the Trust.

The Reorganization of the Mid Cap Fund is subject to the approval of the shareholders of the Mid Cap Fund.

If the Mid Cap Fund’s shareholders approve the Reorganization, the Mid Cap Fund will transfer substantially all of its assets and substantially all of its liabilities to the Small Company Fund in exchange for newly-issued shares of the Small Company Fund.   These Small Company Fund shares will be distributed to the Mid Cap Fund’s shareholders, and the Mid Cap Fund will be terminated as a series of the Trust.  Shareholders of the Mid Cap Fund will receive shares of the Small Company Fund with a net asset value equal to the net asset value of the Mid Cap Fund shares they held immediately prior to the closing of the Reorganization.

A meeting of shareholders of the Mid Cap Fund entitled to vote on the Reorganization is expected to be held in late May 2016.  If the required approval is obtained, it is anticipated that the Reorganization will be consummated in mid-June.

Further information about the proposed Reorganization will be contained in a Combined Prospectus/ Proxy Statement that is expected to be sent to shareholders of the Mid Cap Fund in March 2016.

The Mid Cap Fund will continue sales and redemptions of shares as described in its prospectus.  However, holders of shares of the Mid Cap Fund purchased after the record date set for the meeting will not be entitled to vote those shares at the meeting.